UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 27, 2026

LendingTree, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-34063	26-2414818
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1415 Vantage Park Dr., Suite 700, Charlotte, NC	28203
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (704) 541-5351

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	TREE	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Heather Novitsky will be leaving her role as General Counsel of LendingTree, LLC (together with LendingTree, Inc., the “Company”), effective December 31, 2026. Thereafter, Ms. Novitsky will continue as a non-executive employee of the Company performing transition services until March 12, 2027, at which point her employment will be terminated without cause.

In connection with Ms. Novitsky’s departure, the Compensation Committee of the Company’s Board of Directors approved Tier A severance benefits pursuant to the Company’s Executive Severance Pay Plan (the “Plan”), subject to Ms. Novitsky’s execution and non-revocation of a general release of claims and continued compliance with the applicable restrictive covenant obligations contained in the release. A copy of the Plan was previously filed as Exhibit 10.22 to the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025, filed with the Securities and Exchange Commission on March 9, 2026.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On October 27, 2026, the Company’s Board of Directors approved and adopted an amendment and restatement of the Company’s Fifth Amended and Restated Bylaws (the “Bylaws”), which became effective immediately. Among other things, the amendments:

• Clarify provisions related to hybrid stockholder meetings;
• Clarify and update advance notice requirements for stockholder nominations and proposals;

• Clarify the power of the Board to postpone, reschedule or cancel any annual meeting of stockholders;

• Clarify the power of the chair of a stockholder meeting to adjourn any meeting of stockholders;
• Make certain revisions to conform to amendments to the Delaware General Corporation Law; and

• Update for certain other administrative and clarifying changes.

This description of the amendments to the Bylaws does not purport to be complete and is qualified in its entirety by reference to the complete text of the Bylaws, which are attached hereto as Exhibit 3.1 and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
3.1	Sixth Amended and Restated Bylaws of LendingTree, Inc., effective October 27, 2026.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 30, 2026
LENDINGTREE, INC.

	By:	/s/ Jason Bengel
Jason Bengel
Chief Financial Officer

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